UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2010

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of IDEXX Laboratories, Inc. (the “Company”) was held on May 5, 2010.  At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.	On the matter of the election of the three Class III directors listed in the proxy statement for three-year terms, the vote was as follows:

Nominees	Votes For	Votes Withheld	Broker Nonvotes
Jonathan W. Ayers	46,238,210	195,746	7,877,741
Robert J. Murray	45,716,261	717,695	7,877,741
Joseph V. Vumbacco	46,250,053	183,903	7,877,741

2.
On the matter of the proposal ratifying the selection by the audit committee of the board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year, the vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Nonvotes
54,026,091	217,170	68,436	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 7, 2010	By:	/s/ Conan R. Deady
Conan R. Deady
Corporate Vice President, General Counsel
and Secretary